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                                                                     EXHIBIT 1.1






                              1,825,000 Shares


                             VENTRO CORPORATION

                       Common Stock, $.0002 Par Value






                                   FORM OF
                           UNDERWRITING AGREEMENT






___________, 2000
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                               ____________, 2000



Morgan Stanley & Co. Incorporated
FleetBoston Robertson Stephens Inc.
Chase Securities Inc.
Deutsche Bank Securities Inc.
Prudential Securities Inc.
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York  10036

Dear Sirs and Mesdames:

     Ventro Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule II hereto (the "Underwriters"), and certain stockholders of the Company named in Schedule I hereto (the "Selling Stockholders") propose to sell to the several Underwriters, an aggregate of 1,825,000 shares of the Company's Common Stock, $.0002 par value (the "Firm Shares"), of which 1,370,000 shares are to be issued and sold by the Company and 455,000 shares are to be sold by the Selling Stockholders, each Selling Stockholder selling the amount set forth opposite such Selling Stockholder's name in Schedule I hereto.

     Certain Selling Stockholders also propose to issue and sell to the several Underwriters not more than an additional 273,750 shares of its Common Stock, $.0002 par value (the "Additional Shares"), each such Selling Stockholder selling the amount set forth opposite such Selling Stockholder's name in
Schedule I hereto, if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 4 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The shares of Common Stock, $.0002 par value, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock." The Company and the Selling Stockholders are hereinafter sometimes collectively referred to as the "Sellers."

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus." If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to
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the term "Registration Statement" shall be deemed to include such Rule 462
Registration Statement.

     The Underwriters acknowledge that concurrently with the offering of the Shares, the Company is offering an aggregate of $300,000,000 principal amount of its ___% Convertible Subordinated Notes due 2007 pursuant to an underwriting agreement dated the date hereof between the Company and the Underwriters named therein, plus up to an additional $45,000,000 aggregate principal amount of its ___% Convertible Subordinated Notes due 2007 to be offered upon exercise of an option granted to such underwriters, pursuant to such underwriting agreement, to cover over-allotments, if any (the "Note Offering"). The consummation of the Offering of the Common Stock is not contingent upon the consummation of the Note Offering or vice versa.

          1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its

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     incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each wholly-owned subsidiary of the Company and the issued shares of capital stock of each other subsidiary of the Company that are held by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (e) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Prospectus.

          (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

          (g) The shares of Common Stock (including the Shares to be sold by the Selling Stockholders) outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable. Except as set forth in the Prospectus, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. All outstanding shares of capital stock of the Company, and options and other rights to acquire capital stock of the Company, have been issued in compliance with the registration and prospectus delivery requirements and qualification provisions of all applicable securities laws, and were not issued in violation of any preemptive rights, rights of first refusal or other similar rights.

          (h) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive rights, rights of first refusal or other similar rights.

          (i) This Agreement has been duly authorized, executed and delivered by the Company.

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          (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (l) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligations, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, other than the repurchase of shares of its capital stock in connection with employee terminations, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, except in each case as described in the Prospectus.

          (m) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (n) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (o) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

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          (p) There is no owner of any securities of the Company who has any rights, not effectively satisfied or waived, to require registration of any shares of capital stock of the Company in connection with the filing of the Registration Statement or the sale of any shares of capital stock of the Company thereunder.

          (q) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

          (r) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (s) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which could, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (t) The Company and its subsidiaries own or possess adequate licenses or other rights to use all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, and technology necessary to conduct their business in the manner described in the Prospectus; neither the Company nor any of its subsidiaries is obligated to pay any material royalty, grant a material license, or provide other material consideration to any third party in connection with its patents, copyrights, trademarks, service marks, trade names, or technology other than as disclosed in the Prospectus; and, except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with (and neither the Company nor any of its subsidiaries knows of any infringement or conflict with) asserted rights of others with respect to any

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     patents, copyrights, trademarks, service marks, trade names, technology or know-how which could result in any material adverse effect upon the Company and its subsidiaries, taken as a whole; and, except as disclosed in the Prospectus, the discoveries, inventions, products or processes of the Company and its subsidiaries referred to in the Prospectus do not, to the best knowledge of the Company and its subsidiaries, infringe or conflict with any right or valid and enforceable patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company or any of its subsidiaries which could have a material adverse effect on the Company and its subsidiaries, taken as a whole. Except as described in the Prospectus, no third party, including any academic or governmental organization, possesses rights to the Company's or any of its subsidiaries' patents, copyrights, trademarks, service marks, trade names, or technology which, if exercised, could enable such third party to develop products which compete with those of the Company and its subsidiaries in a manner which could have a material adverse effect on the Company and its subsidiaries, taken as a whole, or a material adverse effect on the ability of the Company and its subsidiaries to conduct their business in the manner described in the Prospectus.

          (u) The Company and its subsidiaries possess all consents, approvals, orders, certificates, authorizations and permits issued by, and has made all declarations and filings with, all appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses and to own, lease, license and use their properties in the manner described in the Prospectus; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such consent, approval, order, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, or failure to obtain or file, would have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

          (v) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (w) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any its principal suppliers, manufacturers or contractors that could have a material adverse affect on the Company and its subsidiaries, taken as a whole.


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          (x)  Except as provided in writing and agreed to by Morgan Stanley &
     Co. Incorporated, each of the Company's executive officers and directors, each of the Selling Stockholders and certain other stockholders holding in the aggregate approximately __% of the outstanding shares of Common Stock, and all shares of Common Stock, par value $.0002 per share, of the Company issuable to such executive officers, directors, Selling Stockholders and certain other stockholders upon the conversion, exercise or exchange of outstanding securities convertible into or exercisable or exchangeable for shares of Common Stock, including, without limitation, outstanding options issued under the Company's 1998 Stock Plan or 1999 Directors' Stock Plan, are subject to valid, binding and enforceable agreements (collectively, the "Lock-up Agreements") that restrict the holders thereof from selling, making any short sale of, granting any option for the purchase of, or otherwise transferring or disposing of, any of such shares of Common Stock, or any such securities convertible into or exercisable or exchangeable for Common Stock, for a period of 90 days after the date of the Prospectus, without the prior written consent of the Company or Morgan Stanley & Co. Incorporated.

          (y) The Common Stock has been approved for listing on the Nasdaq National Market.

          (z) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

          (aa) The Company has reviewed its operations, the operations of its subsidiaries and the operations of any third parties with whom the Company has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company and its subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, (i) the Company has no reason to believe, and does not believe, that (A) there are any issues related to the Company's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Registration Statement or Prospectus which have not been accurately described in the Registration Statement or Prospectus and (B) the Year 2000 Problem will have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or result in any material loss or interference with the business or operations of the Company and its subsidiaries, taken as a whole; and (ii) the Company reasonably believes, after due inquiry, that the suppliers, vendors, customers or other material third parties used or served by the Company and such subsidiaries are addressing or will address the Year 2000 Problem in a timely manner, except to the extent that a failure to address the Year 2000 Problem by any supplier, vendor, customer or material third party would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

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          (bb) Ernst & Young LLP are independent public accountants with respect to the Company and its subsidiaries, including Promedix, Inc., a Delaware corporation that is a wholly-owned subsidiary of the Company ("Promedix"), and SpecialityMD.com, Inc. a Delaware corporation that is a wholly-owned subsidiary of the Company ("SpecialtyMD"), as required by the Securities Act.

          (cc) The financial statements of the Company included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), together with related schedules and notes, present fairly the financial position, results of operations and changes in financial position of the Company on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the supporting schedules, if any, included in the Registration Statement present fairly in accordance with generally accepted accounting principles the information required to be stated therein; and the other financial and statistical information and data set forth in the Registration Statement and Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (dd) The financial statements of each of Promedix and SpecialtyMD included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), together with related schedules and notes, present fairly the respective financial position, results of operations and changes in financial position of each of Promedix and SpecialtyMD on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the supporting schedules, if any, included in the Registration Statement present fairly in accordance with generally accepted accounting principles the information required to be stated therein; and the other financial and statistical information and data set forth in the Registration Statement and Prospectus (and any amendment or supplement thereto) regarding each of Promedix and SpecialtyMD, respectively, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of Promedix and SpecialtyMD, as the case may be.

          (ee) The unaudited pro forma combined condensed financial information, included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), together with related schedules and notes complies as to form in all material respects to the accounting requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable. All necessary pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information presents fairly with respect to the respective combined entities presented therein the financial position, results of operations and other information purported to be shown therein at the respective dates

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     and for the respective periods specified on a basis consistent with the audited financial statements included in the Registration Statement and the Prospectus. No other financial statements or schedules are required by Form S-1 or otherwise to be included in the Registration Statement or the Prospectus.

          2. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders, including the Insiders (defined below), severally and not jointly, represents, warrants and covenants to and agrees with each of the Underwriters that:

          (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

          (b) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Irrevocable Election to Sell signed by such Selling Stockholder (the "Irrevocable Election"), the Transmittal Letter and Custodian Agreement signed by such Selling Stockholder and EquiServe LP as Custodian, relating to the deposit of the Shares to be sold by such Selling Stockholder (the "Custody Agreement") and the Irrevocable Power of Attorney signed by such Selling Stockholder appointing certain individuals as such Selling Stockholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney") will not contravene any provision of applicable law and will not result in a breach of any of the terms and provisions or constitute a default under the certificate of incorporation or bylaws of such Selling Stockholder (if such Selling Stockholder is a corporation), or any agreement or other instrument to which such Selling Stockholder is a party (or by which any property or assets of such Selling Stockholder is bound or to which any property or assets of such Selling Stockholder is subject) or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement, the Irrevocable Election, the Custody Agreement or Power of Attorney of such Selling Stockholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (c) Such Selling Stockholder has, and on the Closing Date or the Option Closing Date, as the case may be, will have, good and marketable title to the Shares to be sold by such Selling Stockholder and the full legal right and power (including, if such Selling Stockholder is a corporation or similar entity, corporate power), and all authorization and approval required by law, to enter into this Agreement, the Irrevocable Election, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder.


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          (e) Each of the Irrevocable Election, the Custody Agreement and the
     Power of Attorney has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder.

          (f) Upon the delivery of and payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, the Underwriters will obtain good and marketable title thereto, free and clear of any security interests, claims, liens, equities and other encumbrances.

          (g) All information furnished in writing by or on behalf of such Selling Stockholder for use in the Registration Statement is, and on the Closing Date will be, true, correct, and complete, and does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading, and all information furnished in writing by or on behalf of such Selling Stockholder for use in the Prospectus is, and on the Closing Date will be, true, correct, and complete, and does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading in the light of the circumstances under which they were made.

          (h) The section of the Registration Statement entitled "Principal and Selling Stockholders," when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading with respect to such Selling Stockholder.

          (i) There are no shares of Common Stock that are beneficially owned (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by such Selling Stockholder or by an affiliate (within the meaning of Rule 12b-2 of the Exchange Act) of such Selling Stockholder that are not subject to an agreement restricting the transfer of such shares during the period of 90 days after the date of the Prospectus.

          3. Additional Representations and Warranties of the Insider Selling Stockholders. Each of the Selling Stockholders that is an Insider (as defined below) further represents and warrants to and agrees with each of the Underwriters that such Selling Stockholder has reviewed the Company's representations and warranties contained in Section 1 of this Agreement and, based on such review (but without further investigation), such Selling Stockholder does not have knowledge that, and nothing has come to such Selling Stockholder's attention that would give such Selling Stockholder reason to believe: (A) the representations and warranties of the Company contained in
Section 1 hereof are not true and correct; (B) the

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Registration Statement, when it became effective, contained and, as amended or supplemented, if applicable, will contain any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (C) the Prospectus, as of the date of the Prospectus, contains and, as amended or supplemented, if applicable, will contain any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. "Insider" shall mean any Selling Stockholder that is (i) an executive officer or director of the Company or (ii) a corporation or other entity of which any person who is a director, executive officer, general partner, principal or member of such entity is an executive officer or director of the Company.

     4. Agreements to Sell and Purchase. Each Seller hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller the respective numbers of Firm Shares set forth in Schedule II hereto opposite its name at $___ a share (the "Purchase Price").

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, certain Selling Stockholders hereby agree to sell to the Underwriters the Additional Shares (in such number as described below) and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 273,750 Additional Shares at the Purchase Price. The number of Additional Shares to be sold by each such Selling Stockholder shall equal (A) in the case that the Underwriters elect to purchase all such Additional Shares, the number set forth opposite such Selling Stockholder's name in Schedule I hereto or (B) in the case that the Underwriters elect to purchase less than all such Additional Shares, the number that bears the same proportion that the total number of Additional Shares to be sold by such Selling Stockholder as set forth opposite the name of such Selling Stockholder in Schedule I hereto bears to the total the total number of Additional Shares offered hereunder. If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 6 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

     The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (i) the Shares to be sold hereunder and the securities to be sold in the Note Offering; (ii) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof as described in the Prospectus or of which the Underwriters have been advised in writing; (iii) the grant of any options or other rights to purchase or acquire any shares of Common Stock pursuant to the 1998 Stock Plan or the 1999 Directors' Stock Plan; (iv) the issuance by the Company of shares of Common Stock pursuant to the 1999 Employee Stock Purchase Plan; (v) the issuance of any shares of Common Stock or grant of other right to acquire shares of capital stock of the Company pursuant to equipment or lease financing activities entered into in the ordinary course of the Company's business; or (vi) the issuance by the Company of shares of Common Stock or securities convertible into or exchangeable for Common Stock in connection with mergers or the acquisition of securities, businesses, property or other assets. In addition, each Selling Stockholder agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, initiate any demand for the registration of any shares of Common Stock or any security convertible into or exchangeable for Common Stock.

     5. Terms of Public Offering. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at $___ a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of $___ a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $___ a share, to any Underwriter or to certain other dealers

     6. Payment and Delivery. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 9:00 a.m., New York City time, on ___, 2000, or at such other time on the same or such other date, not later than ___, 2000, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

     Payment for any Additional Shares shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 9:00 a.m., New York City time, on the date specified in the notice described in
Section 4 or at such other time on the same or on such other date, in any event not later than ___, 2000, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

          Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

          7. Conditions to the Underwriters' Obligations. The obligations of the Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 5:30 p.m. (New York City time) on the date hereof.

          The several obligations of the Underwriters are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

          there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by the chief executive officer and chief financial officer of the Company, to the effect set forth in Section 7(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          The officers signing and delivering such certificate may rely upon the best of his or her respective knowledge as to proceedings threatened.

          (c) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, outside counsel for the Company, dated the Closing Date, to the effect that:

          (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

          (ii) each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

          (iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

          (iv) (A) the Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and (B) the issuance of such Shares will not be subject to any preemptive rights, rights of first refusal or other similar rights;

          (v) this Agreement has been duly authorized, executed and delivered by the Company;

          (vi) the execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement, the Indenture and the Securities will not contravene any provision of any applicable law or the certificate of incorporation or bylaws of the Company or, to the best of such counsel's knowledge, (A) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, (B) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or performance by the Company of its obligations under this Agreement, the Indenture and the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

          (vii) the statements (A) in the Prospectus under the captions "Business--Our Strategic Relationships," "Board of Directors," "Board Committees," "Employee Stock Plans," "Limitation of Liability and Indemnification Matters," "Related Party Transactions," "Description of Capital Stock," "Shares Eligible for Future Sale" and "Underwriters" and (B) in the Registration Statement in Items 14 and 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, do not contain any misstatements with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

          (viii) after due inquiry, such counsel does not know of any legal, regulatory or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

          (ix) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

          (x) to the knowledge of such counsel, there is no legal or beneficial owner of any securities of the Company who has any rights, not effectively satisfied or waived, to require registration of any shares of capital stock of the Company in connection with the filing of the Registration Statement or the sale of any shares of capital stock of the Company thereunder;

          (xi) to the knowledge of such counsel: (A) the Registration Statement has become effective under the Securities Act, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act, and nothing has come to such counsel's attention to lead it to believe that such proceedings are contemplated, and (B) any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b); and

          (xii) such counsel shall also state that (A) such counsel believes that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) such counsel has no reason to believe that (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) such counsel has no reason to believe that (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading

          (e) The Underwriters shall have received on the Closing Date an opinion of Venture Law Group, outside counsel for the Company, dated the Closing Date, to the effect that:

          (i) the Company is duly qualified to transact business in California and Utah and to such counsel's knowledge, neither the conduct of its business nor its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (ii) each subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its sub subsidiaries, taken as a whole;

          (iii) the shares of Common Stock (including the Shares to be sold by the Selling Stockholders) outstanding on the date hereof have been duly authorized and are validly issued, fully paid and non-assessable; and

          (iv) all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company or through a subsidiary, free and clear of all liens, encumbrances, equities or claims.

          (v) the execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement, the Indenture and the Securities will not contravene any provision of any applicable law or the certificate of incorporation or bylaws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or performance by the Company of its obligations under this Agreement, the Indenture and the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

          (f) The Underwriters shall have received an opinion of counsel for Alza Corporation, Biotechnology Industry Organization, Warburg, Pincus & Co. and Galen Partners, dated the Closing Date, to the effect that:

          (i) this Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Stockholders;

          (ii) the execution and delivery by or on behalf of each Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Irrevocable Election, the Custody Agreement and the Power of Attorney of such Selling Stockholder will not contravene any provision of applicable law, or result in a breach of any of the terms and provisions of, or constitute a default under the certificate of incorporation or bylaws of such Selling Stockholder (if such Selling Stockholder is a corporation), or, to the best of such counsel's knowledge, any agreement or other instrument binding upon such Selling Stockholder or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Stockholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares;

          (iii) each of the Selling Stockholders has valid title to the Shares to be sold by such Selling Stockholder and the legal right and power (including if such Selling Stockholder is a corporation or similar entity, corporate power), and all authorization and approval required by law, to enter into this Agreement, the Irrevocable Election, the Custody Agreement and the Power of Attorney of such Selling Stockholder and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder;

          (iv) each of the Irrevocable Election, the Custody Agreement and the Power of Attorney of each Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder; and

          (v) upon the delivery of and against payment for such Shares to be sold by each Selling Stockholder pursuant to this Agreement, the Underwriters will obtain good and marketable title thereto, free and clear of any security interests, claims, liens, equities and other encumbrances.

          (g) The Underwriters shall have received on the Closing Date an opinion of Heller Ehrman White & McAuliffe, a Partnership of Professional Corporations, special regulatory counsel to the Company, dated the Closing Date, to the effect that:

          (i) in connection with this offering, such counsel represents the Company with respect to regulatory matters;

          (ii) such counsel has read the portions of the Registration Statement and the Prospectus entitled "Risk Factors--We are subject to government regulation that exposes us to potential liability and negative publicity" and "Business--Government Regulation" (such portions being herein collectively referred to as the "Regulatory Portions"), and in such counsel's opinion, the descriptions of the laws, rules and regulations set forth in the Regulatory Portions are fair and accurate summaries of such laws, rules and regulations; and

          (iii) nothing has come to such counsel's attention that leads it to believe that the statements contained in the Regulatory Portions of the Registration Statement or the Prospectus at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, at the Closing Date, the information contained in the Regulatory Portions of the Prospectus or any amendment or supplement to the Regulatory Portions of the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (h) The Underwriters shall have received on the Closing Date an opinion of Fenwick & West LLP, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 7(d)(iv), 7(d)(v), 7(d)(vi) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters") and 7(d)(xi) above.

          With respect to Section 7(d)(xii) above, Davis Polk & Wardwell and Fenwick & West LLP may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

          With respect to Sections 7(d)(vi)(B), 7(d)(viii), 7(d)(ix) and [7(d)(x)], Davis Polk & Wardwell may state that their opinion is based upon a company certificate with respect to factual matters.

          The opinions of Davis Polk & Wardwell, Venture Law Group, a Professional Corporation, and Heller Ehrman White & McAuliffe, a Partnership of Professional Corporations, described in Sections 7(d), 7(e), 7(f) and 7(g) above, respectively, shall each be rendered to the Underwriters at the request of the Company and shall so state therein.

     and shall be in form and substance satisfactory to your counsel and ___ shall state in their opinion that they are justified in relying on each such other opinion.

          (i) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent auditors, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (j) The Lock-Up Agreements, each substantially in the form of Exhibit A hereto, between you and certain stockholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          All the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement shall be deemed in compliance with the provisions hereof only if counsel for the Underwriters shall be satisfied that they comply in form and scope.

          The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares and an opinion or opinions of Davis Polk & Wardwell, Venture Law Group, a Professional Corporation, and Heller Ehrman White & McAuliffe, a Partnership of Professional Corporations, in form and substance satisfactory to Fenwick & West LLP, counsel for the Underwriters.

          8. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

          (a) To furnish to you, without charge, four signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in
     Section 8(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

          (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with any review of the offering of the Shares by the National Association of Securities Dealers, Inc.

          (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending June 30, 2001 that satisfies the provisions of
     Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (f) During a period of three years from the effective date of the Registration Statement, the Company will furnish to you copies of (i) all reports to its stockholders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange.

          (g) The Company will apply the proceeds from the sale of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus.

          (h) The Company will use its best efforts to obtain and maintain in effect the quotation of the Shares on the Nasdaq National Market and will take all necessary steps to cause the Shares to be included on the Nasdaq National Market as promptly as practicable and to maintain such inclusion for a period of three years after the date hereof or until such earlier date as the Shares shall be listed for regular trading privileges on another national securities exchange approved by you.

          (i) The Company will comply with all registration, filing and reporting requirements of the Exchange Act which may from time to time be applicable to the

     Company.

          (j) The Company will comply with all provisions of all undertakings contained in the Registration Statement.

          (k) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to, all expenses incident to: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 8(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all costs and expenses incident to listing the Shares on the Nasdaq National Market, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and
     (ix) all other costs and expenses incident to the performance of the obligations of the Sellers hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

          (l) the Company agrees: (i) to enforce the terms of each Lock-up Agreement and (ii) issue stop-transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-up Agreement. In addition, without the prior written consent of Morgan Stanley & Co. Incorporated, the Company agrees: (i) not to amend or terminate, or waive any right under, any Lock-up Agreement, or take any other action that would directly or indirectly have the same effect as an amendment or termination, or waiver of any right under, any Lock-up Agreement, that would permit any holder of shares of Common Stock, or securities convertible into or exercisable or exchangeable for Common Stock, to (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock other than the exercise of options granted under the 1998 Stock Plan or 1999 Directors' Stock Plan or the purchase of shares of Common Stock under the 1999 Employee Stock Purchase Plan or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or
     (ii) not to consent to any of the foregoing. Notwithstanding the foregoing, the Company may issue a total of up to _______ shares of its Common Stock during the 90 days after the date of the Prospectus (the "Lock-up Period") in connection with acquisitions, strategic alliances, technology licensing transactions, joint ventures or similar transactions ("Excepted Transactions"); provided, however, that: (i) the Company shall give Morgan Stanley & Co. Incorporated reasonable prior written notice of any such issuance describing the Excepted Transaction in reasonable detail and stating the number of shares of Common Stock proposed to be issued in the Excepted Transaction, (ii) all shares of Common Stock issued in connection with the Excepted Transaction shall remain subject to the lock-up restrictions of this paragraph 8(m) for the remainder of the Lock-up Period, (iii) prior to any such issuance of Common Stock, each person that is to acquire any such shares of Common Stock shall execute and deliver an agreement substantially in the form of Exhibit A covering all such shares for the remainder of the Lock-up Period and (iv) no such issuance shall be made unless and until the requirements and conditions in the foregoing clauses (i), (ii) and (iii) have been complied with and satisfied.

          (m) the Company agrees to place a restrictive legend on any shares of Common Stock acquired by a stockholder who has signed a Lock-Up Agreement pursuant to the exercise, after the date hereof and prior to the expiration of the 90-day period after the date of the Prospectus, of any option granted under the Company's 1998 Stock Plan or 1999 Directors' Stock Plan, which legend shall restrict the transfer of such shares prior to the expiration of such 90-day period. In addition, the Company agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated, it will not release any stockholder or option holder from the market standoff provision imposed by the Company pursuant to its 1998 Stock Plan or 1999 Directors' Stock Plan earlier than 90 days after the date of the public offering of the Shares.

          9.  Indemnity and Contribution.

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (b) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with or is controlled by any Underwriter, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto; provided however that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter, or any person controlling such Underwriter, from whom the person asserting any losses, claims, damages or liabilities purchased Shares, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not set or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, unless such failure is the result of noncompliance by the Company with Section 8(a) hereof. The aggregate liability of each Selling Stockholder under the indemnity agreement contained in this paragraph and the contribution agreement contained in Sections 9(e) and (f) below shall be limited to an amount equal to the gross proceeds received by such Selling Stockholder from the offering of the Shares sold by such Selling Stockholder under this Agreement.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), 9(b) or 9(c), such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless
     (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of any Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholders and such control persons of the Selling Stockholders, such firm shall be designated in writing by the Selling Stockholders representing a majority of the Shares sold by all Selling Stockholders. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

     No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

          (e) To the extent the indemnification provided for in Section 9(a), 9(b) or 9(c) is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party or Parties on the one hand and the Indemnified Party or Parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(e)(i) above but also the relative fault of the Indemnifying Party or Parties on the one hand and of the Indemnified Party or Parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The aggregate liability of each Selling Stockholder under the contribution agreement contained in this Section and Section 9(f) and under the indemnification agreement contained in Sections 9(a) and 9(b) above shall be limited to an amount equal to the gross proceeds received by such Selling Stockholder from the offering of the Shares sold by such Selling Stockholder.

          (f) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation

     (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

          (g) The indemnity and contribution provisions contained in this
     Section 9 and the representations, warranties and other statements of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Stockholder or any person controlling any Selling Stockholder or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

          10. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 10(a)(i) through 10(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

          If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this
Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Stockholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholder. In any such case, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to
(i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

          14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.







            [The remainder of this page is intentionally left blank.]

                                            Very truly yours,

                                            VENTRO CORPORATION


                                            By:_________________________
                                                 Name:
                                                 Title:


                                            The Selling Stockholders named in
                                            Schedule I hereto, acting severally


                                            By:_________________________
                                                 Name:
                                                 Title:


Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
FleetBoston Robertson Stephens Inc.
Chase Securities Inc.
Deutsche Bank Securities Inc.
Prudential Securities Inc.

Acting severally on behalf
  of themselves and the
  several Underwriters named
  in Schedule II hereto.

By: Morgan Stanley & Co. Incorporated



By:_____________________________________
     Name:
     Title:

                   [Signature Page to Underwriting Agreement]

                                   SCHEDULE I



                                                              Number of Firm
Selling Stockholder                                          Shares To Be Sold
-------------------                                          -----------------



                                                                  ---------
      Total..........................................             =========

                                   SCHEDULE II




                                          Number of             Number of
Underwriter                              Firm Shares          Additional Shares
                                       To Be Purchased        To Be Purchased
Morgan Stanley & Co. Incorporated....
FleetBoston Robertson Stephens Inc...
Chase Securities Inc.................
Deutsche Bank Securities Inc.........
Prudential Securities Inc............      --------                --------

         Total.......................      ========                ========

                                    EXHIBIT A

                            [FORM OF LOCK-UP LETTER]

                                                                  March __, 2000

Morgan Stanley & Co. Incorporated
FleetBoston Robertson Stephens Inc.
Chase Securities Inc.
Deutsche Bank Securities Inc.
Prudential Securities Inc.
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY  10036

Dear Sirs and Mesdames:

     The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley") proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with Ventro Corporation, a Delaware corporation (the "Company"), providing for the public offering (the "Public Offering") by the several Underwriters, including Morgan Stanley (the "Underwriters"), of shares (the "Shares") of the Common Stock, par value $0.0002 per share, of the Company (the "Common Stock").

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement or (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting

Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

     This Agreement shall terminate and be of no further effect if the registration statement for the Public Offering is not declared effective by the Securities and Exchange Commission by July 31, 2000.



                                        Very truly yours,


                                        --------------------------------------
                                                    (Signature)


                                        --------------------------------------
                                                    (Print name)



                                        --------------------------------------
                                        --------------------------------------
                                                    (Address)